Amendment No. 3
                                       to
                          Airport Agreement No. AC-965


        THIS AMENDMENT TO A CONTRACT OF LEASE is made and entered into as of the 6th day of November, 1996, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Midwest Express").

                              W I T N E S S E T H :

        THAT, WHEREAS, the parties hereto have heretofore entered into a lease agreement known as Airport Agreement No. AC-965 dated May 12, 1988, as amended ("Agreement"), relating to air cargo apron space and the lease of land for construction of an aircraft maintenance hangar on the premises of General Mitchell International Airport; and,

        WHEREAS, Carrier has requested to lease additional land, adjacent to the area presently leased by Lessee for the purpose of erecting a support building adjacent to the west side of its maintenance hangar; and,

        WHEREAS, County's Board of Supervisors, in its meeting of March 21, 1996, (File No. 96-243) has approved an amendment to Airport Agreement No. AC-965 between Milwaukee County and Midwest Express Airlines, Inc., to add the additional land, originally estimated at 10,200 square feet to the agreement; and,

        WHEREAS, the actual square footage changes incorporated into this amendment are 14,967 square feet added to Lot 7, 4,519 square feet added to Lot 7(w), and 3,968 square feet deducted from Lot 6;

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the Agreement be and is hereby amended in the following particulars, to wit:

   1. Effective September 1, 1996, paragraph 1, Description of Leased Premises, is deleted in its entirety and replaced as follows:
        "1. Lessor hereby leases, demises, and lets unto Lessee and Lessee hereby hires and takes from Lessor, certain lands situated on the premises of General Mitchell International Airport, located in the City of Milwaukee, County of Milwaukee, Milwaukee, Wisconsin, shown on Exhibit "A" (Revised 9/96) attached hereto and made a part hereof, known and described as follows:

             (a) A rectangular parcel of land located in the Northeast one-quarter of Section Thirty-two (32), Township Six (6) North, Range Twenty-one (21) East, City of Milwaukee, Milwaukee County, Wisconsin bounded by the following coordinates based on the Wisconsin State Plane Coordinate System, South
                  Zone:

                  Commencing at coordinate North 351,256.75 - East 2,557,025.19 which is the north one quarter corner of
                  Section 32, Township 6 North, Range 21 East; thence South 00 degrees 56' 07" East, on and along the west line of the Northeast one - quarter of said section 593.78 feet to coordinate point North 350,663.09 - East 2,557,034.88; thence North 70 degrees 12' 33" East 260.00 feet to coordinate point north 350,751.12 -East 2,557,297.52 which is the point of beginning of Lot 7; thence South 19 degrees 47' 27" East 180.00 feet to coordinate point North 350,581.75 - East 2,557,340.47; thence South 70 degrees 12'
                  33" west 86.50 feet to coordinate point North 350,552.46 - East 2,557,259.08; thence South 19 degrees 47' 27" East
                  50.70 feet to coordinate point North 350,504.75 - East 2,557,276.24; thence North 70 degrees 12' 33" East 50.00 feet to coordinate point North 2,557,323.29 - East 350,521.68; thence South 19 degrees 47' 27" East 131.54 feet to coordinate point North 350,397.91 - East 2,557,367.83; thence South 70 degrees 12' 33" West 20.00 feet to coordinate point North 350,391.14 - East 2,557,349.00; thence South 19 degrees 47' 27" East 32.73 feet to coordinate point North 350,360.35 - East 2,557,360.09; thence North 70 degrees 12' 33" East 366.48 feet to coordinate point North 350,484.44 - East 2,557,704.92; thence North 19 degrees 47' 27" West 395.00 feet to coordinate point North 350,856.08 - East 2,557,571.19; thence South 70 degrees 12' 33" West 310.00 feet to the point of beginning, containing 133,467 square feet more or less (3.06 acres) hereinafter referred to a Lot 7.

             (b) A rectangular parcel of land located in the Northeast one-quarter of Section Thirty-two (32), Township Six (6) North, Range Twenty-one (21) East, City of Milwaukee, Milwaukee County, Wisconsin bounded by the following coordinates based on the Wisconsin State Plane Coordinate System, South
                  Zone:

                  Commencing at coordinate North 351,256.75 - East 2,557,025.19 which is the north one-quarter corner of
                  Section 32, Township 6 North, Range 21 East; thence South 00 degrees 56' 07" East, on and along the west line of the Northeast one-quarter of said section 593.78 feet to coordinate point North 350,663.09 - East 2,557,034.88; thence North 70 degrees 12' 33" East 34.85 feet to coordinate point North 350,674.89 - East 2,557,067.68 which is the point of beginning of Lot 7(w) about to be described; continuing thence North 70 degrees 12' 33" East
                  225.14 feet to coordinate point North 350,751.12 - East 2,557,279.52; thence South 19 degrees 47' 27" East 180.00 feet to coordinate point North 350,581.75 - East 2,557,340.47; thence South 70 degrees 12' 33" West 286.58 feet to coordinate point North 350,484.72 - East 2,557,070.81; thence North 00 degrees 56' 07" West 190.20 feet to the point of beginning containing 46,054 (1.06 acres) square feet more or less, hereinafter referred to as Lot 7(w)."

   2. Effective September 1, 1996, the following is added to the end of paragraph 3 (a):
        "Commencing September 1, 1996, Lessee shall pay Lessor the then current rental rate of Seventeen and Thirty-six Cents (17.36) per square foot per annum for the 133,467 square feet of land hereinbefore described, which amounts to an annual rental of Twenty-three Thousand One Hundred Sixty-nine and 87/100 Dollars ($23,169.87)."

   3. Effective September 1, 1996, paragraph 5 (a) is deleted in its entirety and replaced as follows:
        "5. (a) Lessor hereby leases, demises, and lets unto Lessee exclusively, and Lessee hereby hires and takes from Lessor the exclusive option to lease certain lands situated on the premises of General Mitchell International Airport, located in the City of Milwaukee, County of Milwaukee, Milwaukee, Wisconsin, shown on Exhibit "A" (Revised 9/96) attached hereto and made a part hereof, known and described as follows:

                  A rectangular parcel of land located in the Northeast one-quarter of Section Thirty-two (32), Township Six (6) North, Range Twenty-one (21) East, City of Milwaukee, Milwaukee County, Wisconsin bounded by the following coordinates based on the Wisconsin State Plane Coordinate System, South
                  Zone:

                  Commencing at coordinate North 351,256.75 - East 2,557,025.19 which is the north one-quarter corner of
                  Section 32, Township 6 North, Range Twenty-one East; thence South 00 degrees56' 07" East, on and along the west line of the Northeast one-quarter of said section 593.78 feet to coordinate point North 350,663.09 - East 2,557,034.88; thence North 70 degrees 12' 33" East 569.98 feet to coordinate point North 350,856.08 - East 2,557,571.19 which is the point of beginning of Lot 6; thence South 19 degrees 47' 27" East 395.00 feet to coordinate point North 350,484.44 - East 2,557,704.92; thence North 70 degrees 12'
                  33" East 290.00 feet to coordinate point North 350,582.62 - East 2,557,977.77; thence North 19 degrees 47' 27" West
                  395.00 feet to coordinate point North 350,954.26 - East 2,557,844.04; thence South 70 degrees 12' 33" West feet to the point of beginning, containing 114,532 square feet (2.63 acres) more or less, hereinafter referred to as Lot 6."

   4.   The following sentence is inserted after sentence 1 of paragraph 5
        (c):
        "As of September 1, 1996, Lessee shall pay as an option fee one-sixth (1/6) of the current land rental rate established in paragraph 3(a) for the 114,532 square feet of land described hereinbefore, and herein referred to as Lot 6, which amounts to an annual option fee of Three Thousand Three Hundred Twenty-one and 43/100 Dollars ($3,321.43)."

   5.   The following paragraphs 7 (f) and 7 (g) are added after paragraph 7
        (e):
        "7.  (f)  The area identified on Exhibit "A" (Revised 9/96) as "Fire
                  Dept Access Only" is only for the use of fire department vehicles and personnel. This entire area is to remain free and clear of encumbrances, and is not to be used for parts storage, warehousing equipment, or vehicle parking."

        "7. (g) Lessee's operation on the leased premises is not to interfere in any way with the operation of the Airport Surveillance Radar (ASR) adjacent to the leased premises in accordance with Airspace Case Number 96-AGL-1213-NRA, as referenced in Supplement No. 10 to Contract DTFA14-80-L-R117 between Milwaukee County and the United States Department of Transportation, Federal Aviation Administration, attached hereto as Exhibit D."

   6. Except as specifically provided herein, the terms and conditions of the Agreement heretofore entered into between the parties dated May 12, 1988, as amended, shall remain in full force and effect.


        IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                      MILWAUKEE COUNTY
   APPROVED:                          a municipal corporation


   /s/                 10/31/96       By /s/ Tyrone P. Dumas    11/4/96
   Airport Director    Date                Tyrone P.Dumas
   Director of Public Works


   /s/                                By /s/ Rod Lanser 11/6/96
   Corporation Counsel Date                Rod Lanser
                                           County Clerk


                                             LESSOR






                                      MIDWEST EXPRESS AIRLINES, INC.
                                      a Wisconsin corporation


                                      By /s/ Brenda Skelton
                                           Brenda Skelton
                                      Title  Sr. Vice President
                                      Date 10/15/96

                                      By

                                      Title
                                      Date

                                             LESSEE

   STATE OF WISCONSIN )
                      )  ss
   MILWAUKEE COUNTY   )

        Personally came before me this 4th day of November, 1996, the above named Tyrone P. Dumas, Director of Public Works of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County made by its authority.

                                 /s/ Connie Arnold
                                 Notary Public, Milwaukee County, Wis.
                                 My commission expires July 23, 2000



   STATE OF WISCONSIN )
                      )  ss
   MILWAUKEE COUNTY   )

        Personally came before me this 6th day of November, 1996, the above named Rod Lanser, County Clerk of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County made by its authority.

                             /s/ Mark E. Ryan
                            Notary Public, Milwaukee County, Wis.
                            My commission expires  10/15/00

   STATE OF WISCONSIN       )
                            ) ss
   COUNTY OF MILWAUKEE      )


        Personally came before me this 15th day of October, 1996,
   Brenda Skelton,          Sr. Vice President,
       (Name)                     (Title)
   and                                 ,                             ,
                  (Name)                        (Title)
   of MIDWEST EXPRESS AIRLINES, INC., to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

                                 /s/ Linda C. Snyder
                                 Notary Public, Linda C. Snyder
                                 My commission expires  12/29/96